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                               BIOPURE CORPORATION





                            (a Delaware corporation)




                           PLACEMENT AGENCY AGREEMENT














Dated:  July 17, 2003



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                               BIOPURE CORPORATION

                            (a Delaware corporation)

                   Up to $17,250,000 in Shares of Common Stock

                           (Par Value $.01 Per Share)

                           PLACEMENT AGENCY AGREEMENT

                                                                   July 17, 2003

ThinkEquity Partners, LLC
222 South Ninth Street, Suite 2800
Minneapolis, Minnesota  55402

Ladies and Gentlemen:

     Biopure Corporation, a Delaware corporation (the "Company"), confirms its agreement with ThinkEquity Partners, LLC ("ThinkEquity" or the "Placement Agent"), to act as exclusive placement agent for the Company, on a reasonable best efforts basis, with respect to the issue and sale by the Company of up to $17,250,000 in shares of Class A common stock, par value $.01 per share, of the Company (the "Common Stock") in one or more shelf takedowns, as described below, directly to various investors (collectively, the "Investors"). The shares of Common Stock sold to Investors pursuant to this Agreement, are hereinafter referred to as the "Securities."

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-106288) for the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statement has been declared effective by the Commission and the Company has filed such post-effective amendments thereto as may be required and each such post-effective amendment has been declared effective by the Commission. Such registration statement (as so amended, if applicable), including the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations (the "Rule 430A Information") or Rule 434(d) of the 1933 Act Regulations (the "Rule 434 Information"), is referred to herein as the "Registration Statement"; and the final prospectus and the final prospectus supplement, if any, relating to the offering of the Securities, in the forms first furnished to the Placement Agent by the Company for use in connection with the offering of the Securities, are collectively referred to herein as the "Prospectus"; provided, however, that (i) all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the 1933 Act and the Securities Exchange Act of 1934, as amended (the "1934 Act");


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(ii) if the Company files a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then all references to "Registration Statement" shall also be deemed to include the Rule 462 (b) Registration Statement; and (iii) if the Company elects to rely upon Rule 434 of the 1933 Act Regulations, then (A) all references to "Prospectus" shall also be deemed to include the final or preliminary prospectus and the applicable term sheet or abbreviated term sheet (the "Term Sheet"), as the case may be, in the forms first furnished to the Placement Agent by the Company in reliance upon Rule 434 of the 1933 Act Regulations, and (B) all references to the date of the Prospectus shall mean the date of the Term Sheet. A "preliminary prospectus" shall be deemed to refer to
(i) any prospectus used before the Registration Statement became effective and
(ii) any prospectus that omitted, as applicable, the Rule 430A Information, the Rule 434 Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations and was used after such effectiveness and prior to the initial delivery of the Prospectus to the Placement Agent by the Company. For purposes of this Agreement, all references to the Registration Statement, Prospectus, Term Sheet or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     This Agreement shall not give rise to any commitment by the Placement Agent to purchase any of the Securities, and the Placement Agent shall have no authority to bind the Company. In acting as the Placement Agent, ThinkEquity will seek to place the Securities on a reasonable best efforts basis, acting as the Company's agent and not as a principal in the sale and placement of the Securities. The Placement Agent does not guarantee that it will be able to raise new capital in any prospective offering. ThinkEquity may separately engage, at its own expense and with the prior approval of the Company, sub-agents as it may deem necessary or appropriate.

SECTION 1. Representations and Warranties.

     (a) Representations and Warranties by the Company. The Company represents and warrants to the Placement Agent as of the date hereof and as of the closing time of each sale of Securities hereunder (each a "Closing Time"), and agrees with the Placement Agent, as follows:

          (i) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act, and has filed with the Commission the Registration Statement on such Form S-3 (Registration File No. 333-106288), which became effective on July 3, 2003, for the registration under the 1933 Act of the Securities. The Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.


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

          At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission) became effective, at the date of this Agreement and at each Closing Time the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by ThinkEquity expressly for use in the Registration Statement or Prospectus.

          Each preliminary prospectus and Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Placement Agent for use in connection with this or any offering contemplated hereby (each, an "Offering") was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          If a Rule 462(b) Registration Statement is required in connection with the offering and sale of the Securities, the Company has complied or will comply with the requirements of Rule 111 under the 1933 Act Regulations relating to the payment of filing fees thereof.

          (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), as applicable, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and at each Closing Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


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          (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (iv) Financial Statements. The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the results of operations, changes in stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement and Prospectus present fairly in all material respects in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement and Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and Prospectus.

          (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries, considered as one enterprise,
     (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, and (D) there has been no increase in long-term debt or decrease in the capital of the Company, except for decreases resulting from operating losses in the ordinary course of business that the Registration Statement and Prospectus disclose have occurred or may occur.

          (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.


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          (vii) No Significant Subsidiaries. The Company has no "significant subsidiaries," as such term is defined in Article 1, Rule 1-02(w) of Regulation S-X, promulgated pursuant to the 1933 Act. Further, the Company does not derive any material portion of its revenues or expenses or conduct any material portion of its business from and none of the Company's material assets are held by any of its subsidiaries considered alone, or from all of its subsidiaries considered as one enterprise.

          (viii) Capitalization. As of July 8, 2003, the authorized, issued and outstanding capital stock of the Company consists of 38,899,498 shares of Common Stock and 117.7 shares of Class B Common Stock, par value $.01 per share. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. None of the outstanding shares of capital stock of the Company was issued in violation of (i) the preemptive rights, rights of first refusal (other than as disclosed with respect to Steelhead Investments, Ltd.) or other similar rights of any securityholder of the Company, or (ii) any applicable law (including, without limitation, any applicable Federal or state securities or blue-sky law).

          (ix) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

          (x) Authorization and Description of Securities. The Securities to be purchased by Investors in any Offering from the Company have been duly authorized for issuance and sale to such Investors and, when issued and delivered by the Company against payment therefor, will be validly issued, fully paid and non-assessable. The Common Stock conforms to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to any preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company.

          (xi) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Prospectus (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of its assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

          (xii) Absence of Labor Dispute. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

          (xiii) Absence of Proceedings. Except as described in the Registration Statement, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement, or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder. The aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of its property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (xiv) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

          (xv) Possession of Intellectual Property. The Company and its subsidiaries own or possess adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by it or described in the Registration Statement or Prospectus as being owned or possessed by it as the case may be, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any


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

     infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

          (xvi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities under this Agreement or the consummation of the transactions contemplated by this Agreement, except such as have already been obtained or as may be required under the 1933 Act or the 1933 Act Regulations and foreign or state securities laws.

          (xvii) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies, including, without limitation, the U.S. Food and Drug Administration (the "FDA"), necessary to conduct the business now operated by them, including, without limitation, all Governmental Licenses described in the Registration Statement and Prospectus; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses and all applicable FDA rules and regulations guidelines and policies, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses have been duly and validly issued and are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (xviii) Regulatory Matters. The products developed, manufactured and marketed by the Company or any of its subsidiaries, as described in the Prospectus, including Hemopure and Oxyglobin, are being developed, manufactured and marketed in accordance with all applicable Governmental Licenses. Neither the Company nor any of its subsidiaries has received any notices or correspondence from the FDA or any other governmental agency regarding any Governmental License which may require the termination, modification or limitation of such Governmental License, or affect in any adverse manner, the development, manufacturing or marketing of any of its products, including Hemopure and Oxyglobin, as described in the Prospectus.

          (xix) Title to Property. The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good


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     title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

          (xx) Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

          (xxi) Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries, and (D) there are no events or circumstances known to the Company that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

          (xxii) Tax Returns. The Company has filed all federal, state, local and foreign income tax returns which have been required to be filed (except in any case in which an extension has been granted or the failure to so file would not result in a Material Adverse


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     Effect) and has paid all taxes required to be paid and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith.

          (xxiii) Stock Exchange Listing. The Common Stock of the Company is registered under the 1934 Act and is listed on The Nasdaq National Market. The Company has taken no action designed to terminate, or likely to have the effect of terminating the registration of its Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from Nasdaq, nor has the Company received any information suggesting that the Commission or the National Association of Securities Dealers, LLC ("NASD") is contemplating terminating or suspending such registration or listing.

          (xxiv) No Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

          (xxv) Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act that have not been waived or exercised.

          (xxvi) NASD Matters. With respect to the compensation to be paid to the Placement Agent under this Agreement, such compensation arrangements are exempt from the filing requirements of NASD Rule 2710 because the Company has met and continues to meet the pre-1992 eligibility requirements for the use of the Registration Statement on Form S-3 in connection with the Offerings contemplated thereby and hereby.

     (b) Officer's Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Placement Agent shall be deemed a representation and warranty by the Company to the Placement Agent as to the matters covered thereby.

     SECTION 2. Placement Agent Fees; Delivery.

     (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees:

          (i) to pay to ThinkEquity a transaction fee equal to five percent (5%) of the aggregate gross proceeds of each Offering (the "Transaction Fee");

          (ii) to pay to ThinkEquity the Transaction Fee for any transaction completed by the Company during the Engagement Period (as defined below) involving Securities or other capital stock of the Company and the principal purpose of which was to secure equity financing; and


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

          (iii) to pay to ThinkEquity the Transaction Fee for any sale of securities by the Company to any Prospective Investor (as defined below) where such transaction is completed during the six-month period following the Engagement Period.

Notwithstanding the foregoing, no Transaction Fee or reimbursement amount shall be paid to ThinkEquity in connection with any Securities transactions (i) relating to the BNY Arrangement and (ii) completed with Elliott Associates, L.P. or its affiliates. The term "Engagement Period" means the period commencing on June 19, 2003 and continuing through the earlier of (i) 120 days from such date,
(ii) the date of the last closing of an Offering of Securities, or (iii) the termination of this Agreement pursuant to Section 9 hereof. The term "Prospective Investor" shall mean any investor introduced by ThinkEquity that has not invested in the Company prior to June 19, 2003, which investor is included in a list of prospective investors provided to the Company by ThinkEquity within 5 business days following the termination of the Engagement Period.

     (b) The Placement Agent acknowledges having been paid a non-refundable retainer fee of $25,000 by the Company. Such amount shall be credited by the Company against any payment to the Placement Agent pursuant subsection 2(a) of this Agreement.

     (c) Any fee payable to the Placement Agent pursuant to Section 2 of this Agreement shall be paid at the applicable Closing Time (if pursuant to Section 2(a)(i) above) or on the closing date (if pursuant to Sections 2(a)(ii) or 2(a)(iii) above) of such transaction in cash by wire transfer of immediately available funds to a bank account designated by the Placement Agent.

     SECTION 3. Covenants of the Company. The Company covenants with the Placement Agent as follows:

     (a) Compliance with Securities Regulations and Commission Requests. Until all Offerings hereunder have been completed or terminated, the Company, subject to Section 3(b), will comply with the requirements of Rule 430A of the 1933 Act Regulations and/or Rule 434 of the 1933 Act Regulations, if and as applicable, and will notify the Placement Agent immediately, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and
(iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as it deems necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, it will promptly file the Prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.


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

     (b) Filing of Amendments. Until the Offerings are completed or terminated, the Company will give the Placement Agent notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, will furnish the Placement Agent with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Placement Agent or counsel for the Placement Agent shall object.

     (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Placement Agent and counsel for the Placement Agent, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) filed before the Offerings are completed or terminated and signed copies of all consents and certificates of experts, and will also deliver to the Placement Agent, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits). The copies of the Registration Statement and each amendment thereto furnished to the Placement Agent will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (d) Delivery of Prospectus. The Company will deliver to the Placement Agent, without charge, as many copies of each preliminary prospectus as the Placement Agent reasonably requests, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to the Placement Agent, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as the Placement Agent may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Placement Agent will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Placement Agent or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to an Investor, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement any Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Placement Agent such number of copies of such amendment or supplement as the Placement Agent may reasonably request.

     (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Placement Agent, if required, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Placement Agent may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

     (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earning statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in each Offering in the manner specified in the Prospectus under "Use of Proceeds."

     (i) Listing. The Company will use its best efforts to effect and maintain the quotation of the Securities on the Nasdaq National Market and will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market.

     (j) Reporting Requirements. The Company, during the period when any Prospectus contemplated hereby is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

     (k) No Manipulation of Market for Securities. Except for the authorization of actions permitted to be taken by the Placement Agent as contemplated herein or in the Prospectus, the Company will not (a) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and (b) until the Closing Time (i) sell, bid for or purchase the Securities or pay any person any compensation for soliciting purchases of the Securities or (ii) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

     (l) Additional Documents. The Company will enter into any subscription, purchase or other customary agreements as the Placement Agent, the Investors and the Company deem necessary or appropriate to consummate each Offering, all of which will be in form and substance reasonably acceptable to the Placement Agent, the Investors and the Company. The Company agrees that the Placement Agent may rely upon, and is a third party beneficiary of, the representations and warranties, and applicable covenants, set in any such purchase, subscription or other agreement with Investors in each Offering.

SECTION 4. Payment of Expenses.

     (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement and in connection with the transactions contemplated herein, including without limitation (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation (provided there shall be no duplication with expenses paid by the Company under clause (xii) below), printing and delivery to the Placement Agent of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities contemplated herein, (iii) the preparation, issuance and delivery of the certificates for the Securities to the investors contemplated herein, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to such investors, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Placement Agent in connection with the preparation of the Blue Sky survey and any supplement thereto (not to exceed $2,000), (vi) the printing and delivery to the Placement Agent of copies of each preliminary prospectus, any Term Sheets, the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Placement Agent of copies of the Blue Sky Survey and any supplement thereto,
(viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees, incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by the National Association of Securities Dealers, Inc. (the "NASD"), if any, of the terms of the sale of the Securities (x) the fees and expenses incurred in connection with the inclusion of the Securities in the Nasdaq National Market,
(xi) all costs and expenses incident to the travel and accommodation of the Company's employees on the "roadshow" if any, (xii) all actual and reasonable out of pocket expenses incurred by the Placement Agent in connection with this Agreement and the sale of the Securities (including reasonable legal fees and expenses), not exceeding, in the case of this clause (xii) only, $25,000 in total, including any reimbursement amount under that certain Engagement Letter, dated June 19, 2003, between the Company and ThinkEquity, without the Company's prior written consent; and (xiii) all other fees, costs and expenses referred to in Part II of the Registration Statement.

     (b) Termination of Agreement. In the event this Agreement is terminated by either party for any reason, the Company shall reimburse the Placement Agent for all of its out-of-pocket expenses, including but not limited to the reasonable fees and disbursements of counsel for the Placement Agent.

SECTION 5.  Conditions of the Placement Agent's Obligations.

     The obligations of the Placement Agent hereunder are subject to the accuracy of the representations and warranties of the Company contained in
Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company delivered pursuant to the provisions hereof as of the date hereof and as of each Closing Time as though then made, to the performance by the Company of its covenants and other obligations hereunder on and as of such dates, and to the following further conditions:

     (a) Effectiveness of Registration Statement. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

     (b) Opinion of Outside Counsel for Company. At each Closing Time, the Placement Agent shall have received the favorable opinion, dated as of such Closing Time, of LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Company, in form and substance satisfactory to counsel for the Placement Agent, to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Placement Agent may reasonably request.

     (c) Opinion of General Counsel for Company. At each Closing Time, the Placement Agent shall have received the favorable opinion, dated as of such Closing Time, of General Counsel for the Company, in form and substance satisfactory to counsel for the Placement Agent, to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Placement Agent may reasonably request.

     (d) Officers' Certificate. At each Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Placement Agent shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of such Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of such Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to such Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

     (e) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Placement Agent shall have received from Ernst & Young, LLP a letter dated such date, in form and substance satisfactory to the Placement Agent, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (f) Bring-down Comfort Letter. At each Closing Time, the Placement Agent shall have received from Ernst & Young, LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to such Closing Time.

     (g) Listing. The Securities shall have been approved for listing on the Nasdaq National Market, subject to official notice of issuance.

     (h) Additional Documents. At each Closing Time, counsel for the Placement Agent shall have been furnished with such documents and opinions as they may require, including without limitation, a customary Secretary's Certificate, to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Placement Agent and counsel for the Placement Agent.

     (i) Termination of Agreement. If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Placement Agent by notice to the Company at any time at or prior to such Closing Time and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 2, 4, 6, 7, 10, 11 and 12 shall survive any such termination and remain in full force and effect.

SECTION 6. Indemnification.

     (a) Indemnification of Placement Agent. The Company agrees to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Placement Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto). The foregoing indemnity with respect to any untrue statement contained in or omission from a preliminary prospectus shall not inure to the benefit of the Placement Agent with respect to a claim by an Investor with respect to an Offering in which such Investor purchased Securities if the Company shall sustain the burden of proving that such Investor was not sent or given a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such Investor and the untrue statement contained in or omission from such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented).

     (b) Indemnification of Company, Directors and Officers. The Placement Agent agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Placement Agent expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by ThinkEquity and reasonably satisfactory to the Company, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company and reasonably satisfactory to ThinkEquity. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 90 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Placement Agent on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Placement Agent on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (after deducting the Transaction Fee, but before deducting expenses) received by the Company bear to the Transaction Fee received by the Placement Agent.

     The relative fault of the Company on the one hand and the Placement Agent on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Placement Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, the Placement Agent shall not be required to contribute any amount in excess of the amount by which the total price of the Securities placed by it exceeds the amount of any damages which the Placement Agent has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Placement Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

     SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the

Placement Agent or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Investors contemplated herein.

     SECTION 9. Termination of Agreement.

     (a) Termination; General. This Agreement and all obligations hereunder may be terminated by the Placement Agent pursuant to Section 5(i) herein or by either the Placement Agent or the Company for any reason upon giving ten (10) days prior notice thereof to the other party. Upon termination of this Agreement, the Company shall pay to the Placement Agent all fees earned and reimburse the Placement Agent for all reasonable expenses as provided in Section 4(b). Notwithstanding any termination of or under this Agreement as provided herein, the following Sections of this Agreement will survive any such termination: Sections 1, 2, 4, 6, 7 and 10 through 12.

     (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 2, 4, 6, 7 and 10 through 12 shall survive such termination and remain in full force and effect.

     SECTION 10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Placement Agent shall be directed to it at 28 West 44th Street, Suite 1200, New York, New York, 10036, (telecopier number 212- 869-7888) attention of David Strupp; and notices to the Company shall be directed to it at 11 Hurley Street, Cambridge, MA 02141, attention of General Counsel, (telecopier number 617-234-6507).

     SECTION 11. Parties. This Agreement shall each inure to the benefit of and be binding upon the Placement Agent and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Placement Agent and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Placement Agent and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Placement Agent shall be deemed to be a successor by reason merely of such purchase.

     SECTION 12. Full Service Securities Firm. The Company acknowledges that ThinkEquity is a full service securities firm and in the ordinary course of its business, for the accounts of its customers, holds long or short positions in securities or derivative securities (including options), which may include securities or derivative securities relating to the Company. Nothing in this Agreement shall be deemed to prohibit ThinkEquity from providing any services permitted by applicable law to any third party or from engaging in any lawfully permitted activity on its own behalf; provided, that, during the applicability of this Agreement,

ThinkEquity may not, for its own account, hold short positions in securities or derivative securities (including options) relating to the Company.

     SECTION 13. Entire Agreement. This Agreement constitutes the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, including without limitation, that certain Engagement Letter, dated June 19, 2003, between the Company and ThinkEquity.

     SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE. UNLESS OTHERWISE EXPLICITLY PROVIDED, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 15. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Placement Agent and the Company in accordance with its terms.

                                            Very truly yours,

                                            BIOPURE CORPORATION



                                            By:  /s/ Ronald F. Richards
                                                --------------------------------
                                                 Name:  Ronald F. Richards
                                                 Title:  Chief Financial Officer


CONFIRMED AND ACCEPTED,
  as of the date first above written:

THINKEQUITY PARTNERS, LLC



By:  /s/ David Strupp
     ----------------
         Authorized Signatory

                                                                      Exhibit A


                  FORM OF OPINION OF COMPANY'S OUTSIDE COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)


          (i) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the Placement Agency Agreement and the Purchase Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus).

          (ii) The Securities to be purchased by the Investors contemplated in the Placement Agency Agreement from the Company have been duly authorized for issuance and sale to such Investors pursuant to the Placement Agency Agreement and the Purchase Agreement, respectively, and, when issued and delivered by the Company pursuant to the Purchase Agreement, and against payment of the consideration will be validly issued and fully paid and non-assessable.

          (iii) The issuance of the Securities is not subject to the preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company under the Company's charter, bylaws or any contract filed as an exhibit to the Registration Statement.

          (iv) The Placement Agency Agreement has been duly authorized, executed and delivered by the Company.

          (v) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or to our knowledge threatened by the Commission.

          (vi) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectus and each amendment or supplement to the Registration Statement and the Prospectus as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which no opinion is rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

          (vii) The documents incorporated by reference in the Prospectus (other than the financial statements, supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom and for statistical information derived from such financial statements, supporting schedules or other financial data, as to which no opinion is rendered), when they were filed with the Commission, complied as to form, in all material respects, with the requirements of the 1933 Act, the 1933 Regulations, the 1934 Act, and the 1934 Act Regulations, as applicable.

          (viii) The information in (A) the Prospectus (Registration No. 333-106288) under the captions "Description of Common Stock" and "Description of Warrants", (B) the Registration Statement (Registration No. 333-106288) under the heading "Item 15 - Indemnification of Officers and Directors", (C) the Company's Quarterly Report on Form 10-Q, for the quarter ended April 30, 2003, under the heading "Part II - Item 5. Risk Factors - Provisions of Our Restated Certificate of Incorporation and By-Laws Could Impair or Delay Shareholders' Ability to Replace or Remove Our Management and Could Discourage Takeover Transactions that a Stockholder Might Consider to Be in Its Best Interest" and (D) the Company's Quarterly Report on Form 10-Q, for the quarter ended January 31, 2003, under the heading "Part I - Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations - Risk Factors - Company Risks - Provisions of Our Restated Certificate of Incorporation and By-Laws Could Impair or Delay Shareholders' Ability to Replace or Remove Our Management and Could Discourage Takeover Transactions that a Stockholder Might Consider to Be in Its Best Interest" to the extent that it constitutes matters of law or summaries of legal matters, the Company's charter and bylaws or legal proceedings provides a fair summary of such matters.

          (ix) All descriptions in the Prospectus of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects.

          (x) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required in connection with the authorization, execution and delivery of the Placement Agency Agreement for the offering, issuance, sale or delivery of the Securities.

          (xi) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

                                                                      Exhibit B


                  FORM OF OPINION OF COMPANY'S GENERAL COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(c)

          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

          (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Placement Agency Agreement and the Purchase Agreement.

          (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the Placement Agency Agreement and the Purchase Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities, warrants or options referred to in the Prospectus or except as otherwise set forth under the caption "Capitalization"); the shares of issued and outstanding capital stock have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of capital stock of the Company was issued in violation of the preemptive rights, rights of first refusal (except as alleged in the litigation described in the Prospectus (Registration No. 333-106288) under the heading "Recent Developments", as to which I make no statement) or other similar rights of any securityholder of the Company.

          (v) The issuance of the Securities is not subject to the preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company.

          (vi) The statements set forth in (A) the Prospectus (Registration No. 333-106288) under the heading "Risk Factors" and the captions "If We Fail to Obtain FDA Approval We Cannot Market Hemopure in the United States", "We Cannot Expand Indications for Our Products Unless We Receive FDA Approval for Each Proposed Indication", "If We Fail to Comply with Good Manufacturing Practices, We May Not be Able to Sell Our Products" and "Stringent, Ongoing Government Regulation and Inspection of Our Products Could Lead to Delays in the Manufacture, Marketing and Sale of Our Products", (B) the Company's Quarterly Report on Form 10-Q, for the quarter ended April 30, 2003, under the heading "Part I - Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations - Research and Development" and under the heading "Part II- Item 5. Risk Factors" under the captions "We Cannot Expand Indications for Our Products Unless We Receive FDA Approval for Each Proposed Indication", "If We Fail to Comply with Good Manufacturing Practices, We May Not be Able to Sell Our Products" and "Stringent, Ongoing Government Regulation and Inspection of Our Products Could Lead to Delays in the Manufacture, Marketing and Sale of Our Products", (C) the Company's Quarterly Report on Form 10-Q, for the quarter ended January 31, 2003, under the heading "Part I - Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations - Research and Development" and under the heading "Part I - Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations - Risk Factors - Company Risks" under the captions "We Cannot Expand Indications for Our Products Unless We Receive FDA Approval for Each Proposed Indication", "If We Fail to Comply with Good Manufacturing Practices, We May Not be Able to Sell Our Products" and "Stringent, Ongoing Government Regulation and Inspection of Our Products Could Lead to Delays in the Manufacture, Marketing and Sale of Our Products" and (D) the Company's Annual Report on Form 10-K, for the year ended October 31, 2002, under the heading "Part I - Item 1. Business - Government Regulation" insofar as such statements purport to describe or summarize applicable provisions of the Federal Food, Drug, and Cosmetic Act and the regulations promulgated thereunder, are accurate and compete in all material respects and fairly present the information set forth therein.

          (vii) the Company and its subsidiaries have obtained such licenses, permits, approvals, and authorizations required by the U.S. Food and Drug Administration (the "FDA") that are necessary for the conduct of the business of the Company and its subsidiaries as currently conducted by them and described in the Prospectus and to my knowledge such authorizations are in effect.

          (viii) To my knowledge, and except as described or incorporated by reference in the Prospectus, there is not pending or threatened any lawsuit or regulatory proceeding brought by or before the FDA, in which the Company or any of its subsidiaries is or would be the defendant or respondent, nor am I aware of any adverse judgment, decree, or order currently in effect that has been issued by the FDA against the Company or any of its subsidiaries.

          (ix) To my knowledge, and except as described or incorporated by reference in the Prospectus, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Placement Agency Agreement or the performance by the Company of its obligations thereunder.

          (x) The information in (A) the Company's Annual Report on Form 10-K, for the year ended October 31, 2002, under the heading "Part I - Item 3. Legal Proceedings", and (B) the Company's Current Report on Form 8-K, dated July 16, 2003, under the heading "Item 5. Other Events and Required FD Disclosure" to the extent that it constitutes matters of law or summaries of legal matters, the Company's charter and bylaws or legal proceedings, provides a fair summary of such matters.

          (xi) To my knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

          (xii) All descriptions in the Prospectus of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects; to the best of my knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

          (xiii) To my knowledge, neither the Company nor any subsidiary is in violation of its charter or by-laws and no default by the Company or any subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

          (xiv) The execution, delivery and performance of the Placement Agency Agreement and the consummation of the transactions contemplated in the Placement Agency Agreement and in the Prospectus (including the issuance and sale of the Securities, and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use Of Proceeds") and compliance by the Company with its obligations under the Placement Agency Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or a default or a Repayment Event (as defined in Section 1(a)(xi) of the Placement Agency Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to me, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to me, of any government, government instrumentality or court having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations.

          (xv) To the best of my knowledge, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act that have not been waived or exercised.

          Nothing has come to my attention that would lead me to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable), (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which I make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which I make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                Table of Contents
                                                                            Page
                                                                            ----

SECTION 1.        Representations and Warranties...............................2
     (a)          Representations and Warranties by the Company................2
         (i)      Compliance with Registration Requirements....................2
         (ii)     Incorporated Documents.......................................3
         (iii)    Independent Accountants......................................4
         (iv)     Financial Statements.........................................4
         (v)      No Material Adverse Change in Business.......................4
         (vi)     Good Standing of the Company.................................4
         (vii)    No Significant Subsidiaries..................................5
         (viii)   Capitalization...............................................5
         (ix)     Authorization of Agreement...................................5
         (x)      Authorization and Description of Securities..................5
         (xi)     Absence of Defaults and Conflicts............................5
         (xii)    Absence of Labor Dispute.....................................6
         (xiii)   Absence of Proceedings.......................................6
         (xiv)    Accuracy of Exhibits.........................................6
         (xv)     Possession of Intellectual Property..........................6
         (xvi)    Absence of Further Requirements..............................7
         (xvii)   Possession of Licenses and Permits...........................7
         (xviii)  Regulatory Matters...........................................7
         (xix)    Title to Property............................................8
         (xx)     Investment Company Act.......................................8
         (xxi)    Environmental Laws...........................................8
         (xxii)   Tax Returns..................................................9
         (xxiii)  Stock Exchange Listing.......................................9
         (xxiv)   No Price Stabilization or Manipulation.......................9
         (xxv)    Registration Rights..........................................9
         (xxvi)   NASD Matters.................................................9
     (b)          Officer's Certificates.......................................9

SECTION 2.        Placement Agent Fees; Delivery...............................9

SECTION 3.        Covenants of the Company....................................10
     (a)          Compliance with Securities Regulations and Commission
                  Requests....................................................10
     (b)          Filing of Amendments........................................11
     (c)          Delivery of Registration Statements.........................11
     (d)          Delivery of Prospectus......................................11
     (e)          Continued Compliance with Securities Laws...................11
     (f)          Blue Sky Qualifications.....................................12
     (g)          Rule 158....................................................12
     (h)          Use of Proceeds.............................................12
     (i)          Listing.....................................................12

                                Table of Contents
                                  (continued)
                                                                            Page
                                                                            ----


     (j)          Reporting Requirements......................................12
     (k)          No Manipulation of Market for Securities....................12
     (l)          Additional Documents........................................13

SECTION 4.        Payment of Expenses.........................................13
     (a)          Expenses....................................................13
     (b)          Termination of Agreement....................................14

SECTION 5.        Conditions of the Placement Agent's Obligations.............14
     (a)          Effectiveness of Registration Statement.....................14
     (b)          Opinion of Outside Counsel for Company......................14
     (c)          Opinion of General Counsel for Company......................14
     (d)          Officers' Certificate.......................................14
     (e)          Accountant's Comfort Letter.................................15
     (f)          Bring-down Comfort Letter...................................15
     (g)          Listing.....................................................15
     (h)          Additional Documents........................................15
     (i)          Termination of Agreement....................................15

SECTION 6.        Indemnification.............................................15
     (a)          Indemnification of Placement Agent..........................15
     (b)          Indemnification of Company, Directors and Officers..........16
     (c)          Actions against Parties; Notification.......................17
     (d)          Settlement without Consent if Failure to Reimburse..........17

SECTION 7.        Contribution................................................17

SECTION 8.        Representations, Warranties and Agreements to Survive
                  Delivery....................................................19

SECTION 9.        Termination of Agreement....................................19
     (a)          Termination; General........................................19
     (b)          Liabilities.................................................19

                                Table of Contents
                                  (continued)
                                                                            Page
                                                                            ----


SECTION 10.       Notices.....................................................19

SECTION 11.       Parties.....................................................19

SECTION 12.       Full Service Securities Firm................................20

SECTION 13.       Entire Agreement............................................20

SECTION 14.       GOVERNING LAW AND TIME......................................20

SECTION 15.       Effect of Headings..........................................20

SECTION 16.       Counterparts................................................20

EXHIBITS
                  Exhibit A - Form of Opinion of Company's Outside Counsel...A-1

                  Exhibit B - Form of Opinion of Company's General Counsel...B-1